SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 22, 2005
                                                 (August 10, 2005)




                                 CYBERADS, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
                        --------------------------------
                 (State or other jurisdiction of incorporation)


           333-62690                                     65-1000634
  -----------------------------             ------------------------------------
    (Commission File Number)                (IRS Employer Identification Number)



               370 Amapola Ave. # 202, Torrance, California 90501
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                  (561)672-2193
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
             ------------------------------------------------------
         (Former name or former address, if changed since last report)

Section 5 - Corporate Governance and Management

            Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

            Effective as of August 19, 2005, the authorized capital of the registrant was increased to 500,000,000 shares of common stock, par value $0.001 per share. The increase in the authorized common stock occurred in conjunction with the change of corporate domicile from Florida to Nevada. The Articles of Amendment were previously filed as an exhibit to the registrant's Information Statement filed July 19, 2005.

Section 8 - Other Events

            Item 8.01   Other Events

            Effective as of August 10, 2005, the registrant changed its corporate domicile from Florida to Nevada.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Cyberads, Inc.

Dated: August 22, 2005                         By: /s/ JEFF CRISWELL
                                                   President